                                                                      Exhibit 99

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2003-A
                       Class A-1 1.25% Asset Backed Notes
                      Class A-2-A 1.59% Asset Backed Notes
                  Class A-2-B Floating Rate Asset Backed Notes
                   Class A-3 Floating Rate Asset Backed Notes
                   Class A-4 Floating Rate Asset Backed Notes
                       SCHEDULE B - SERVICER'S CERTIFICATE

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among Triad Automobile Receivables Trust 2003-A, as Issuer, Triad Financial Corporation, as Servicer and Custodian, Triad Financial Special Purpose LLC, as Seller, and JPMorgan Chase Bank, as the Backup Servicer and Indenture Trustee, dated as of March 1, 2003. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

COLLECTION PERIOD BEGINNING:                             12/1/2003
COLLECTION PERIOD ENDING:                               12/31/2003
PREV. DISTRIBUTION/CLOSE DATE:                          12/12/2003
DISTRIBUTION DATE:                                       1/12/2004
DAYS OF INTEREST FOR PERIOD:                                    31
DAYS OF COLLECTION PERIOD                                       31
MONTHS SEASONED:                                                10
-------------------------------------------------------------------

                                                                                                          ORIGINAL
 PURCHASES                                          UNITS          CUT-OFF DATE       CLOSING DATE       POOL BALANCE
 ------------------------------------------------------------------------------------------------------------------------
 INITIAL PURCHASE                                  65,308            2/28/2003          3/26/2003       1,001,149,138.34
 SUB. PURCHASE #1
 SUB. PURCHASE #2
                                       ----------------------------------------------------------------------------------
 TOTAL                                             65,308                                               1,001,149,138.34
 ------------------------------------------------------------------------------------------------------------------------

I.          ORIGINAL DEAL PARAMETERS

                                                         DOLLAR AMOUNT         # OF CONTRACTS
            Original Portfolio:                       $ 1,001,149,138.34             65,308

                                                                                                    LEGAL FINAL
            Original Securities:                         DOLLAR AMOUNT              COUPON           MATURITY
                Class A-1 Notes                         $ 200,000,000.00           1.25000%          4/12/2004
                Class A-2-A Notes                         177,000,000.00           1.59000%          5/12/2006
                Class A-2-B Notes                         100,000,000.00           Floating          5/12/2006
                Class A-3 Notes                           228,000,000.00           Floating          7/12/2007
                Class A-4 Notes                           206,000,000.00           Floating          9/12/2009
                Class B Notes                              90,149,138.00           8.00000%          9/12/2009
                                                      -------------------
                      Total                           $ 1,001,149,138.00

II.         COLLECTION PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

       (1)  Beginning of period Aggregate Principal Balance                                             (1)    785,369,876.39
                                                                                                           -------------------
       (2)  Subsequent Receivables Added                                                                (2)                 -
                                                                                                           -------------------
            Monthly Principal Amounts

               (3)    Principal Portion of Scheduled Payments Received        (3)    10,321,004.48
                                                                                 ------------------
               (4)    Principal Portion of Prepayments Received               (4)     9,663,883.97
                                                                                 ------------------
               (5)    Principal Portion of Liquidated Receivables             (5)     7,498,275.10
                                                                                 ------------------
               (6)    Aggregate Amount of Cram Down Losses                    (6)                -
                                                                                 ------------------
               (7)    Other Receivables adjustments                           (7)                -
                                                                                 ------------------
               (8)    Total Principal Distributable Amounts                                             (8)     27,483,163.55
                                                                                                           -------------------
       (9)  End of Period Aggregate Principal Balance                                                   (9)    757,886,712.84
                                                                                                           ===================
      (10)  Pool Factor  (Line 9 / Original Pool Balance)                                              (10)          75.7017%
                                                                                                           ===================

III.        COLLECTION PERIOD NOTE BALANCE CALCULATION:

                                    CLASS A-1      CLASS A-2-A     CLASS A-2-B      CLASS A-3         CLASS A-4
                                    ---------      -----------     -----------      ---------         ---------
(11)  Original Note Balance     $ 200,000,000.00  177,000,000.00  100,000,000.00  228,000,000.00    206,000,000.00
                                ------------------------------------------------------------------------------------

(12)  Beginning of period
      Note Balance                          0.00  159,281,975.69   89,989,816.77  228,000,000.00    206,000,000.00
                                ------------------------------------------------------------------------------------

(13)  Noteholders' Principal
      Distributable Amount                  0.00   15,278,456.16    8,631,896.13               -                 -

(14)  Class A Noteholders'
      Accelerated Principal
      Amount                                   -               -               -               -                 -

(15)  Class A Noteholders'
      Principal Carryover
      Amount                                   -               -               -               -                 -

(16)  Policy Claim Amount                      -               -               -               -                 -
                                ------------------------------------------------------------------------------------

(17)  End of period Note
      Balance                                  -  144,003,519.53   81,357,920.64  228,000,000.00    206,000,000.00
                                ====================================================================================

(18)  Note Pool Factors
      (Line 17 / Line 11)                 0.0000%        81.3579%        81.3579%       100.0000%         100.0000%
                                -----------------------------------------------------------------------------------

(19)  Class A Noteholders'
      Ending Note Balance         659,361,440.17

(20)  Class B Noteholders'
      Ending Note Balance          33,378,934.23

(21)  Class A Noteholders'
      Beginning Note Balance      683,271,792.46

(22)  Class B Noteholders'
      Beginning Note Balance       40,393,174.66

(23)  Total Noteholders
      Principal Distribution
      for Collection Period        30,924,592.72

(24)  Total Noteholders
      Interest Distribution
      for Collection Period         1,115,829.72

                                    CLASS B            TOTAL
                                    -------            -----
(11)  Original Note Balance      90,149,138.00  $ 1,001,149,138.00
                               -----------------------------------

(12)  Beginning of period
      Note Balance               40,393,174.66      723,664,967.12
                               -----------------------------------

(13)  Noteholders' Principal
      Distributable Amount        7,014,240.43       30,924,592.72

(14)  Class A Noteholders'
      Accelerated Principal
      Amount                                                     -

(15)  Class A Noteholders'
      Principal Carryover
      Amount                                                     -

(16)  Policy Claim Amount                                        -
                               -----------------------------------

(17)  End of period Note
      Balance                    33,378,934.23      692,740,374.40
                               ===================================

(18)  Note Pool Factors
      (Line 17 / Line 11)              37.0263%            69.1945%
                               -----------------------------------

(19)  Class A Noteholders'
      Ending Note Balance

(20)  Class B Noteholders'
      Ending Note Balance

(21)  Class A Noteholders'
      Beginning Note Balance

(22)  Class B Noteholders'
      Beginning Note Balance

(23)  Total Noteholders
      Principal Distribution
      for Collection Period

(24)  Total Noteholders
      Interest Distribution
      for Collection Period

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2003-A
                       Class A-1 1.25% Asset Backed Notes
                      Class A-2-A 1.59% Asset Backed Notes
                  Class A-2-B Floating Rate Asset Backed Notes
                   Class A-3 Floating Rate Asset Backed Notes
                   Class A-4 Floating Rate Asset Backed Notes
                       SCHEDULE B - SERVICER'S CERTIFICATE

IV.         CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT:

      (25)  Total Monthly Principal Collection Amounts                                              (25)            27,483,163.55
                                                                                                          -----------------------
      (26)  Required Pro Forma Class A Note Balance (87% x Line 9)     (26)        659,361,440.17
                                                                             ---------------------
      (27)  Pro Forma Class A Note Balance (Line 21 - Line 8)          (27)        655,788,628.91
                                                                             ---------------------
      (28)  Step-Down Amount (Max of 0 or (Line 26 - Line 27))         (28)          3,572,811.26                    3,572,811.26
                                                                             ---------------------        -----------------------
      (29)  Principal Distribution Amount (Line 25 - Line 28)                                       (29)            23,910,352.29
                                                                                                          =======================

V.          RECONCILIATION OF COLLECTION ACCOUNT:

            AVAILABLE FUNDS

              (30)    Interest Collections                             (30)         11,015,277.28
                                                                             ---------------------
              (31)    Repurchased Loan Proceeds Related to Interest    (31)                     -
                                                                             ---------------------
              (32)    Principal Collections                            (32)         10,321,004.48
                                                                             ---------------------
              (33)    Prepayments in Full                              (33)          9,663,883.97
                                                                             ---------------------
              (34)    Prepayments in Full Due to Administrative
                      Repurchases                                      (34)                     -
                                                                             ---------------------
              (35)    Repurchased Loan Proceeds Related to Principal   (35)                     -
                                                                             ---------------------
              (36)    Collection of Supplemental Servicing - Extension
                      and Late Fees                                    (36)            245,239.57
                                                                             ---------------------
              (37)    Collection of Supplemental Servicing - Repo and
                      Recovery Fees Advanced                           (37)                     -
                                                                             ---------------------
              (38)    Liquidation Proceeds                             (38)          2,175,225.00
                                                                             ---------------------
              (39)    Recoveries from Prior Month Charge-Offs          (39)            241,603.67
                                                                             ---------------------
              (40)    Investment Earnings - Collection Account         (40)             18,868.24
                                                                             ---------------------
              (41)    Investment Earnings - Spread Account             (41)             18,957.08
                                                                             ---------------------
              (42)    Proceeds from Swap Agreement                     (42)                     -
                                                                             ---------------------
              (43)    Total Available Funds                                                         (43)            33,700,059.29
                                                                                                          -----------------------

            DISTRIBUTIONS:

              (44)    Base Servicing Fee - to Servicer                 (44)          1,472,568.52
                                                                             ---------------------
              (45)    Payment to Swap Provider                         (45)            475,559.25
                                                                             ---------------------
              (46)    Supplemental Servicing Fee - to Servicer         (46)            414,870.99
                                                                             ---------------------
              (47)    Indenture Trustee Fees                           (47)                250.00
                                                                             ---------------------
              (48)    Owner Trustee Fees                               (48)                     -
                                                                             ---------------------
              (49)    Backup Servicer Fees                             (49)                     -
                                                                             ---------------------


NOTEHOLDERS' INTEREST DISTRIBUTABLE AMOUNT

      ---------------------------------------------------------------------------------------------------------------------------
                           BEGINNING     INTEREST     INTEREST                                 CALCULATED
          CLASS          NOTE BALANCE    CARRYOVER      RATE      DAYS        DAYS BASIS        INTEREST
      ---------------------------------------------------------------------------------------------------------------------------
(50)    Class A-1                 0.00         -     1.25000%      31         Act.Days/360             0.00   (50)           0.00
                                                                                                                       ----------
(51)   Class A-2-A      159,281,975.69         -     1.59000%      30            30/360          211,048.62   (51)     211,048.62
                                                                                                                       ----------
(52)   Class A-2-B       89,989,816.77         -     1.25875%      31         Act.Days/360        97,542.09   (52)      97,542.09
                                                                                                                       ----------
(53)    Class A-3       228,000,000.00         -     1.35875%      31         Act.Days/360       266,767.92   (53)     266,767.92
                                                                                                                       ----------
(54)    Class A-4       206,000,000.00         -     1.52875%      31         Act.Days/360       271,183.26   (54)     271,183.26
                                                                                                                       ----------
(55)     Class B         40,393,174.66         -     8.00000%      30            30/360          269,287.83   (55)     269,287.83
      -----------------------------------------------------------------------------------------------------            ----------


NOTEHOLDERS' PRINCIPAL DISTRIBUTION AMOUNT

      ---------------------------------------------------------------------------------------------------------------------------
                         PRINCIPAL      PRINCIPAL    EXCESS         MANDATORY                  TOTAL
          CLASS        DISTRIBUTION     CARRYOVER  PRIN. DUE     NOTE PREPAYMENT              PRINCIPAL
      ---------------------------------------------------------------------------------------------------------------------------
(56)    Class A-1              0.00         -            -          -                -               0.00    (56)            0.00
                                                                                                                   --------------
(57)   Class A-2-A    15,278,456.16         -            -          -                -      15,278,456.16    (57)   15,278,456.16
                                                                                                                   --------------
(58)   Class A-2-B    8,631,896.13          -            -          -                -       8,631,896.13    (58)    8,631,896.13
                                                                                                                   --------------
(59)    Class A-3                -          -            -          -                -                  -    (59)               -
                                                                                                                   --------------
(60)    Class A-4                -          -            -          -                -                  -    (60)               -
                                                                                                                   --------------
(61)     Class B                 -          -            -          -                -                  -    (61)               -
      ----------------------------------------------------------------------------------------------------         --------------

      (62)  Insurer Premiums - to AMBAC                                (62)            120,883.00
                                                                             --------------------
      (63)  Total Distributions                                                                      (63)           27,510,313.77
                                                                                                           ----------------------
      (64)  Excess Available Funds (or Premium Claim Amount)                                         (64)            6,189,745.52
                                                                                                           ----------------------
      (65)  Deposit to Spread Account to Increase to
            Required Level                                                                           (65)                       -
                                                                                                           ----------------------
      (66)  Amount available for Noteholders' Accelerated
            Principle Amount                                                                         (66)                       -
                                                                                                           ----------------------
      (67)  Amount available for Deposit into the Note
            Distribution Account                                                                     (67)            6,189,745.52
                                                                                                           ----------------------

VI.         CALCULATION OF ACCELERATED PRINCIPAL AMOUNT:

      (68)  Excess Available Funds After Amount to Increase Spread to
            Required Level (Line 64 - Line 65)                         (68)           6,189,745.52
                                                                             ---------------------
      (69)  Spread Account Balance in Excess of Required
            Spread Balance                                             (69)             824,494.90
                                                                             ---------------------
      (70)  Total Excess Funds Available                               (70)           7,014,240.43
                                                                             ---------------------
      (71)  Pro Forma Class A Note Balance (Line 21 - Line 8)          (71)         655,788,628.91
                                                                             ---------------------
      (72)  Required Pro Forma Class A Note Balance (87% x Line 9)     (72)         659,361,440.17
                                                                             ---------------------
      (73)  Excess of Pro Forma Balance over Required Balance
            (Line 71 - Line 72)                                        (73)                      -
                                                                             ---------------------
      (74)  Lesser of (Line 72) or (Line 73)                           (74)                      -
                                                                             ---------------------
      (75)  Accelerated Principal Amount (Lesser of Line 70 or 74)                                  (75)                        -
                                                                                                          -----------------------

                   TRIAD AUTOMOBILE RECEIVABLES TRUST 2003-A
                       Class A-1 1.25% Asset Backed Notes
                      Class A-2-A 1.59% Asset Backed Notes
                  Class A-2-B Floating Rate Asset Backed Notes
                   Class A-3 Floating Rate Asset Backed Notes
                   Class A-4 Floating Rate Asset Backed Notes
                      SCHEDULE B - SERVICER'S CERTIFICATE

VII.               RECONCILIATION OF SPREAD ACCOUNT:                    INITIAL DEPOSIT                                    TOTAL
  (76)             INITIAL OR SUBSEQUENT SPREAD ACCOUNT DEPOSITS         30,034,474.15                                 30,034,474.15
                                                                        --------------                                 -------------
  (77)             BEGINNING OF PERIOD SPREAD ACCOUNT BALANCE                                                   (77)   23,561,096.29
                                                                                                                       -------------
                   ADDITIONS TO SPREAD ACCOUNT

       (78)   Deposit from Collection Account (Line 65)                                  (78)               -
                                                                                               --------------
       (79)   Investments Earnings                                                       (79)       18,957.08
                                                                                               --------------
       (80)   Deposits Related to Subsequent Receivables Purchases                       (80)               -
                                                                                               --------------
       (81)   Total Additions                                                                                   (81)      18,957.08
                                                                                                                      -------------

              SPREAD ACCOUNT BALANCE AVAILABLE FOR WITHDRAWALS                                                  (82)  23,580,053.37
                                                                                                                      -------------
              AND SPREAD ACCOUNT REQUIREMENT AMOUNT

       (83)   3% of the Ending Pool Balance (3% x Line 9)                                (83)   22,736,601.39
                                                                                               --------------
       (84)   Floor Amount (2.25% of Original Pool Balance)              22,525,855.61   (84)               -
                                                                        --------------         --------------
       (85)   If a Spread Cap Event exists then 6% of the
              Ending Pool Balance                                                    -   (85)               -
                                                                        --------------         --------------
       (86)   If a Trigger Event exists then an unlimited
              amount as determined by the Controlling Party                              (86)               -
                                                                                               --------------
       (87)   Spread Account Requirement                                                                        (87)  22,736,601.39
                                                                                                                      -------------

              WITHDRAWALS FROM SPREAD ACCOUNT

       (88)   Withdrawal pursuant to Section 5.1(b) (Transfer
              Investment Earnings to the Collection Account)                             (88)       18,957.08
                                                                                               --------------
       (89)   Withdrawal pursuant to Section 5.7(Spread Account Draw
              Amount)                                                                    (89)               -
                                                                                               --------------
       (90)   Withdrawal pursuant to Section 5.7(b)(xiv) (Other unpaid
              amounts owed to the Insurer)                                               (90)               -
                                                                                               --------------
       (91)   Withdrawal pursuant to Section 5.7(b)(xv) (Note
              Distribution Account - Class A Noteholders' Accelerated
              Principal Amount)                                                          (91)               -
                                                                                               --------------
       (92)   Withdrawal pursuant to Section 5.7(b)(xvi)
              (Swap Provider - Amounts Due with Respect to
              Transaction II)                                                            (92)               -
                                                                                               --------------
       (93)   Withdrawal pursuant to Section 5.7(b)(xvii) (Note
              Distribution Account - Class B Noteholders' Principal)                     (93)      824,494.90
                                                                                               --------------

       (94)   Total Withdrawals                                                          (94)      843,451.98
                                                                                               --------------
                                                                                                                (95)     843,451.98
                                                                                                                      -------------

              END OF PERIOD SPREAD ACCOUNT BALANCE                                                              (96)  22,736,601.39
                                                                                                                      -------------
VIII.         CALCULATION OF OC LEVEL AND OC PERCENTAGE

       (97)   Aggregate Principal Balance                                                (97)  757,886,712.84
                                                                                               --------------
       (98)   End of Period Class A Note Balance                                         (98)  659,361,440.17
                                                                                               --------------
       (99)   Line 97 less Line 98                                                       (99)   98,525,272.67
                                                                                               --------------
      (100)   OC Level (Line 99 / Line 97)                                              (100)          13.00%
                                                                                               --------------
      (101)   Ending Spread Balance as of a percentage of
              Aggregate Principal Balance (Line 96 / Line 97)                           (101)           3.00%
                                                                                               --------------
      (102)   OC Percentage (Line 100 + Line 101)                                                              (102)         16.00%
                                                                                                                      -------------
IX.           AMOUNTS DUE TO CERTIFICATEHOLDER

      (103)   Beginning of Period Class B Noteholder Balance                                                   (103)  40,393,174.66
      (104)   Funds Available to the Class B Noteholder                                                        (104)   7,014,240.43
      (105)   Remaining Balance to the Certificateholder                                                       (105)              -

For additional information on Triad Financial Corporation and portfolio performance statistics, please review the investor relations information available on Triad's website at: www.triadfinancial.com

          By:                (S)/Mike Wilhelms
          Name:              Mike Wilhelms
          Title:             Sr. VP & Chief Financial Officer
          Date:              5-Jan-2004

                   TRIAD AUTOMOBILE RECEIVABLES TRUST 2003-A
                       Class A-1 1.25% Asset Backed Notes
                      Class A-2-A 1.59% Asset Backed Notes
                  Class A-2-B Floating Rate Asset Backed Notes
                   Class A-3 Floating Rate Asset Backed Notes
                   Class A-4 Floating Rate Asset Backed Notes
                            STATEMENT TO NOTEHOLDERS

This Statement to Noteholders' has been prepared pursuant to Section 5.10 of the Sale and Servicing Agreement among Triad Automobile Receivables Trust 2003-A, as Issuer, Triad Financial Corporation, as Servicer and Custodian, Triad Financial Special Purpose LLC, as Seller, and JPMorgan Chase Bank, as the Backup Servicer and Indenture Trustee, dated as of March 1, 2003. Defined terms have the meaning assigned to them in the Sale and Servicing Agreement or in the other Transaction Documents.

-----------------------------------------------------
COLLECTION PERIOD BEGINNING:              12/01/2003    Original Pool Balance                                     $ 1,001,149,138.34
COLLECTION PERIOD ENDING:                 12/31/2003
PREV. DISTRIBUTION/CLOSE DATE:            12/12/2003    Beginning of Period Pool Balance                              785,369,876.39
DISTRIBUTION DATE:                        01/12/2004    Principal Reduction during preceding Collection Period         27,483,163.55
DAYS OF INTEREST FOR PERIOD:                      31    End of Period Pool Balance                                $   757,886,712.84
DAYS IN COLLECTION PERIOD:                        31
MONTHS SEASONED:                                  10
-----------------------------------------------------

I.         COLLECTION PERIOD NOTE BALANCE CALCULATION:          CLASS A-1        CLASS A-2-A       CLASS A-2-B        CLASS A-3
--         -------------------------------------------          ---------        -----------       -----------        ---------
   (1)     Original Note Balance                        (1)  $200,000,000.00   $177,000,000.00   $100,000,000.00   $228,000,000.00
                                                           -------------------------------------------------------------------------

   (2)     Beginning of Period Note Balance             (2)             0.00    159,281,975.69     89,989,816.77    228,000,000.00

   (3)     Note Principal Payments                      (3)             0.00     15,278,456.16      8,631,896.13              0.00

   (4)     Preliminary End of period Note Balance       (4)             0.00    144,003,519.53     81,357,920.64    228,000,000.00
                                                           -------------------------------------------------------------------------

   (5)     Policy Claim Amount                          (5)             0.00              0.00              0.00              0.00

   (6)     End of period Note Balance                   (6)             0.00    144,003,519.53     81,357,920.64    228,000,000.00
                                                           =========================================================================

   (7)     Note Pool Factors  (6) / (1)                 (7)       0.0000000%       81.3579206%       81.3579206%      100.0000000%
                                                           =========================================================================

I.         COLLECTION PERIOD NOTE BALANCE CALCULATION:       CLASS A-4          CLASS B              TOTAL
--         -------------------------------------------       ---------          -------              -----
   (1)     Original Note Balance                          $206,000,000.00    $90,149,138.00    $1,001,149,138.00
                                                        ---------------------------------------------------------

   (2)     Beginning of Period Note Balance                206,000,000.00     40,393,174.66       723,664,967.12

   (3)     Note Principal Payments                                   0.00      7,014,240.43        30,924,592.72

   (4)     Preliminary End of period Note Balance          206,000,000.00     33,378,934.23       692,740,374.40
                                                        ---------------------------------------------------------

   (5)     Policy Claim Amount                                       0.00              0.00                 0.00

   (6)     End of period Note Balance                      206,000,000.00     33,378,934.23       692,740,374.40
                                                        =========================================================

   (7)     Note Pool Factors  (6) / (1)                      100.0000000%       37.0263488%          69.1945234%
                                                        =========================================================

II.        NOTE INTEREST DISTRIBUTION AND CARRYOVER AMOUNT          CLASS A-1           CLASS A-2-A      CLASS A-2-B      CLASS A-3
---        -----------------------------------------------          ---------           -----------      -----------      ---------
   (8)     Note Interest Payments                            (8)             0.00       211,048.62        97,542.09       266,767.92
   (9)     Interest Carryover Amount                         (9)             0.00             0.00             0.00             0.00

II.        NOTE INTEREST DISTRIBUTION AND CARRYOVER AMOUNT         CLASS A-4         CLASS B               TOTAL
---        -----------------------------------------------         ---------         -------               -----
   (8)     Note Interest Payments                                 271,183.26        269,287.83         1,115,829.72
   (9)     Interest Carryover Amount                                    0.00              0.00                 0.00

III.       DISTRIBUTION PER $1,000 OF ORIGINAL BALANCE              CLASS A-1        CLASS A-2-A    CLASS A-2-B    CLASS A-3
----       -------------------------------------------              ---------        -----------    -----------    ---------
   (10)    Principal Distribution                           (10)          0.00            86.32          86.32           0.00
   (11)    Interest Distribution                            (11)          1.08             1.33           1.08           1.17
                                                                -------------------------------------------------------------
   (12)    Total Distribution  (10) + (11)                  (12)          1.08            87.64          87.40           1.17

III.       DISTRIBUTION PER $1,000 OF ORIGINAL BALANCE             CLASS A-4      CLASS B      TOTAL
----       -------------------------------------------             ---------      -------      -----
   (10)    Principal Distribution                           (10)        0.00          77.81     250.44
   (11)    Interest Distribution                            (11)        1.32           6.67      12.64
                                                                ---------------------------------------
   (12)    Total Distribution  (10) + (11)                  (12)        1.32          84.47     263.08

IV.        SERVICING FEE PAID TO THE SERVICER

   (13)    Base Servicing Fee Paid for the Prior Collection Period                        $ 1,472,568.52
   (14)    Supplemental Servicing Fee Paid for the Prior Collection Period                    414,870.99
                                                                                          ---------------
   (15)    Total Fees Paid to the Servicer                                                $ 1,887,439.51

V.         COLLECTION PERIOD AND CUMULATIVE NUMBER OF RECEIVABLES CALCULATION:

                                                                                     --------------------------------------------
                                                                                          CUMULATIVE                    MONTHLY
                                                                                     --------------------------------------------
   (16)    Original Number of Receivables                                        (16)              65,308
                                                                                     --------------------------------------------
   (17)    Beginning of period number of Receivables                             (17)              56,683                 56,683
   (18)    Number of Subsequent Receivables Purchased                            (18)                   0                      0
   (19)    Number of Receivables becoming Liquidated Receivables during period   (19)               3,427                    590
   (20)    Number of Receivables becoming Purchased Receivables during period    (20)                   0                      0
   (21)    Number of Receivables paid off during period                          (21)               6,515                    727
                                                                                     --------------------------------------------
   (22)    End of period number of Receivables                                   (22)              55,366                 55,366
                                                                                     --------------------------------------------

VI.        STATISTICAL DATA:  (CURRENT AND HISTORICAL)

                                                                                   ORIGINAL          PREV. MONTH          CURRENT
                                                                                   --------          -----------          -------
   (23)    Weighted Average APR of the Receivables                          (23)     17.64%            17.61%               17.60%
   (24)    Weighted Average Remaining Term of the Receivables               (24)       58.8              50.5                 49.6
   (25)    Weighted Average Original Term of Receivables                    (25)       65.7              65.8                 65.8
   (26)    Average Receivable Balance                                       (26)    $15,330           $13,855              $13,689
   (27)    Aggregate Realized Losses                                        (27)         $0        $4,862,040           $5,081,446
                                                                                ---------------------------------------------------

                   TRIAD AUTOMOBILE RECEIVABLES TRUST 2003-A
                       Class A-1 1.25% Asset Backed Notes
                      Class A-2-A 1.59% Asset Backed Notes
                  Class A-2-B Floating Rate Asset Backed Notes
                   Class A-3 Floating Rate Asset Backed Notes
                   Class A-4 Floating Rate Asset Backed Notes
                            STATEMENT TO NOTEHOLDERS

VII.       DELINQUENCY SUMMARY: (PRECEDING COLLECTION PERIOD)

                                                                        --------------------------------------------
           Receivables with Scheduled Payment delinquent                    UNITS         DOLLARS         PERCENTAGE
                                                                        --------------------------------------------
   (28)             31-60 days                                      (28)    3,950       $54,657,591           7.21%
   (29)             61-90 days                                      (29)    1,087        14,774,170           1.95%
   (30)             over 90 days                                    (30)      478         7,166,449           0.95%
                                                                        --------------------------------------------
   (31)             Receivables with Scheduled Payment
                    delinquent more than 30 days at end of period   (31)    5,515       $76,598,210          10.11%
                                                                        --------------------------------------------

VIII.      NET LOSS RATE: (PRECEDING COLLECTION PERIOD)

   (32)    Total Net Liquidation Losses for the preceding Collection Period                                 (32)       5,081,446.43
   (33)    Beginning of Period Pool Balance                                                                 (33)     785,369,876.39
   (34)    Net Loss Rate                                                                                    (34)              0.65%

IX.        MONTHLY EXTENSION RATE (PRECEDING COLLECTION PERIOD)

   (35)    Aggregate Principal Balance of Receivables extended during the
           preceding collection period                                                                      (35)      18,495,623.12
   (36)    Beginning of Period Pool Balance                                                                 (36)     785,369,876.39
   (37)    Monthly Extension Rate                                                                           (37)              2.36%

X.         PERFORMANCE TESTS:

           DELINQUENCY RATE

             (38)   Receivables with Scheduled Payment delinquent > 60 days
                    at end of preceding collection period ( 29 + 30 )            (38)     $ 21,940,618.81
                                                                                     ---------------------
             (39)   End of period Principal Balance                              (39)      757,886,712.84
                                                                                     ---------------------
             (40)   Delinquency Ratio (38) divided by (39)                                                  (40)               2.89%
                                                                                                                --------------------
             (41)   Delinquency Rate Trigger Level for the Preceding
                    Collection Period                                                                       (41)              8.25%
                                                                                                                --------------------
             (42)   Preceding Collection Period Delinquency Rate Compliance                                 (42)       PASS
                                                                                                                --------------------

           CUMULATIVE NET LOSS RATIO

             (43)   Cumulative Net Losses incurred prior to the Preceding
                    Collection Period                                            (43)       25,826,354.01
                                                                                     ---------------------
             (44)   Net Loss incurred in Preceding Collection Period             (44)        5,081,446.43
                                                                                     ---------------------
             (45)   Cumulative Net Losses                                        (45)       30,907,800.44
                                                                                     ---------------------
             (46)   Original Pool Balance                                        (46)  $ 1,001,149,138.34
                                                                                     ---------------------
             (47)   Cumulative Net Loss Ratio ((45) / (46))                                                 (47)              3.09%
                                                                                                                --------------------
             (48)   Cumulative Net Loss Rate Trigger Level for the
                    Preceding Collection Period                                                             (48)              6.24%
                                                                                                                --------------------
             (49)   Preceding Collection Period Cumulative Net Loss
                    Rate Compliance                                                                         (49)       PASS
                                                                                                                --------------------
           AVERAGE MONTHLY EXTENSION RATE

             (50)   Principal Balance of Receivables extended during
                    preceding Collection Period                                  (50)               2.36%
                                                                                     ---------------------
             (51)   Principal Balance of Receivables extended during
                    the Second Preceding Collection Period                       (51)               2.25%
                                                                                     ---------------------
             (52)   Principal Balance of Receivables extended during
                    the Third Preceding Collection Period                        (52)               2.16%
                                                                                     ---------------------
             (53)   Average Monthly Extension Rate ((50) +(51) +(52)) / 3                                   (53)              2.26%
                                                                                                                --------------------
             (54)   Average Monthly Extension Rate Compliance
                    (Extension Rate Maximum = 4%)                                                           (54)       PASS
                                                                                                                --------------------

For additional information on Triad Financial Corporation and portfolio performance statistics, please review the investor relations information available on Triad's website at: www.triadfinancial.com

By:                 (S)/Mike Wilhelms
Name:               Mike Wilhelms
Title:              Sr. VP & Chief Financial Officer
Date:               5-Jan-2004

                                       5